UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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☒	Preliminary Information Statement
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☐	Definitive Information Statement

CONCIERGE TECHNOLOGIES, INC.

(Name of Registrant Specified In Its Charter)

(Name of Person(s) Filing Information Statement, if other than the Registrant)

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THIS INFORMATION STATEMENT IS BEING PROVIDED TO

YOU BY THE BOARD OF DIRECTORS OF THE COMPANY

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY

CONCIERGE TECHNOLOGIES, INC.

120 Calle Iglesia, Unit B

San Clemente, CA 92672

INFORMATION STATEMENT

(Preliminary)

September 3, 2021

GENERAL INFORMATION

This Information Statement has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the holders (the “Stockholders”) of the common stock, par value $0.001 per share (the “Common Stock”), of Concierge Technologies Inc., a Nevada Corporation (the “Company”, “we” or “our”), to notify such Stockholders that on or about August 25, 2021, the Company received written consents in lieu of a meeting of Stockholders representing a majority of the issued and outstanding shares, or 59.33%, of the voting securities of the total issued and outstanding shares of voting stock of the Company (the “Majority Stockholders”) to authorize the following:

(1)	the amendment to the Company’s Articles of Incorporation, as amended, to effect the name change of the Company to “The Marygold Companies, Inc.” (the “Name Change”);
(2)	the amendment to the Company’s Articles of Incorporation, as amended, to effect a reverse stock split of our Common Stock by a ratio of not less than 1-for-1.5 and not more than 1-for-2.75 (the “Reverse Stock Split”) at any time prior to the one year anniversary of filing the definitive Information Statement on Schedule 14C with respect to the Reverse Stock Split, with the Board of Directors (the “Board”) having the discretion as to whether or not the Reverse Stock Split is to be effected, and with the exact ratio of any Reverse Stock Split to be set within the above range as determined by the Board in its discretion; and
(3)	the adoption of the Concierge Technologies, Inc. 2021 Omnibus Equity Incentive Plan (the “Plan” and, together with the Name Change and Reverse Stock Split, the “Actions”).

On August 24, 2021, the Board of Directors of the Company approved the Actions by unanimous written consent in lieu of a meeting. Subsequently, on August 25, 2021, the Company received a written consent in lieu of a meeting of Stockholders from the Majority Stockholders approving the Actions. Accordingly, your consent is not required and is not being solicited in connection with the approval of the Actions. The Plan became effective upon approval of the Majority Stockholders. The Name Change and Reverse Stock Split will become effective at such future date as determined by the Board, as evidenced by the filing of a Certificate of Amendment with the Secretary of State of the State of Nevada, but in no event earlier than the 20th calendar day after this Information Statement is mailed or furnished to the Stockholders of record as of September 3, 2021.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

For the Board of Directors of

Concierge Technologies, Inc.

Date: September 3, 2021	By:	/s/ Nicholas Gerber
Chief Executive Officer and Director
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RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board believes that the Stockholders of the Company will benefit from the Name Change because it will more closely align the Company with the operations and direction of the Company. Additionally, the Board believes that the Stockholders of the Company will benefit from the Reverse Stock Split because it may allow the Company to qualify for the listing standards of a senior exchange. In order to meet such requirements, the Board has determined that the capitalization structure of the Company should be consolidated so that the market price of the Company’s Common Stock meets the senior exchange’s requirements.

ACTIONS TO BE TAKEN

This Information Statement contains a brief summary of the material aspects of the Actions approved by the Board and the Majority Stockholders of the Company.

ACTION NO. 1:

NAME CHANGE

On August 24, 2021 and August 25, 2021, the Company obtained the unanimous written consent of the Board and the written consent the Majority Stockholders, respectively, approving the amendment to the Company’s Articles of Incorporation, as amended (the “Articles”), to change the name of the Company to “The Marygold Companies, Inc.” In connection with the Name Change, we plan to change our stock symbol and CUSIP number, as well. The form of the proposed amendment to the Company’s Articles of Incorporation, as amended, to effect the Name Change will be substantially in the form set forth on Appendix A (subject to any changes required by applicable law).

The Board has taken this action to more closely align the Company name with the operations and direction of the Company. We believe that the Name Change will improve the name recognition of the Company in relation to its operations. The Name Change will not change the proportionate equity interests of our Stockholders, nor will the respective voting rights and other rights of our Stockholders be altered.

This proposal is not the result of management’s knowledge of an effort to accumulate the issuer’s securities or to obtain control of the issuer by means of a merger, tender offer, solicitation or otherwise, and was solely effected to broaden the scope of its name recognition and to enhance shareholder value.

ACTION NO. 2:

REVERSE STOCK SPLIT

On August 24, 2021 and August 25, 2021, our Board and Majority Stockholders, respectively, approved an amendment to the Company’s Articles, to effect a reverse stock split of our Common Stock by a ratio of not less than 1-for-1.5 and not more than 1-for-2.75 at any time prior to the one year anniversary of filing the definitive Information Statement on Schedule 14C with respect to the Reverse Stock Split, with the Board having the discretion as to whether or not the Reverse Stock Split is to be effected. The Reverse Stock Split may become effective at such future date to be determined by the Board, as evidenced by the filing of a Certificate of Change (the “Certificate”) with the Secretary of State of the State of Nevada, but in no event earlier than the 20th calendar day after this Information Statement is mailed or furnished to the Stockholders of record as of September 3, 2021.

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The Certificate will be in substantially the form set forth on Appendix B (subject to any changes required by applicable law). The Reverse Stock Split proposal would permit (but not require) our Board to effect a Reverse Stock Split of our issued and outstanding Common Stock at any time prior to the one year anniversary of filing the definitive Information Statement on Schedule 14C with respect to the Reverse Stock Split, by a ratio of not less than 1-for-1.5 and not more than 1-for-2.75 with the exact ratio to be set at a whole number within this range as determined by our Board in its sole discretion. We believe that enabling our Board to set the ratio within the stated range will provide us with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for our Stockholders in connection with a potential listing of our Common Stock on a senior exchange.

Our Board reserves the right to elect to abandon the Reverse Stock Split, including any or all proposed reverse stock split ratios, if it determines, in its sole discretion, that the Reverse Stock Split is no longer in the best interests of the Company and the Stockholders.

Depending on the ratio for the Reverse Stock Split determined by our Board, the shares of Common Stock of Stockholders with less than 1-for-1.5 shares and no more than 1-for-2.75 shares of existing Common Stock, may be combined into one share of Common Stock. Any fractional shares will be rounded up to the next whole number. The amendment to effect the Reverse Stock Split, if any, will include only the Reverse Stock Split ratio determined by our Board to be in the best interests of our Stockholders and all of the other proposed amendments at different ratios will be abandoned.

Background and Reasons for the Reverse Stock Split; Potential Consequences of the Reverse Stock Split

The Company may choose to effect the Reverse Stock Split for the purpose of enabling any future uplisting on a stock exchange. In addition to increasing the market price of our Common Stock, the Reverse Stock Split would also reduce certain of our costs of the Company, as discussed below. Accordingly, for these and other reasons discussed below, we believe that effecting the Reverse Stock Split is in the Company’s and our Stockholders’ best interests.

Reducing the number of outstanding shares of our Common Stock should, absent other factors, increase the per share market price of our Common Stock, although we cannot provide any assurance that the post reverse stock split price would remain following the Reverse Stock Split.

Reducing the number of outstanding shares of our Common Stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our Common Stock. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our Common Stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our Common Stock will increase following the Reverse Stock Split or that the market price of our Common Stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our Common Stock after a Reverse Stock Split will increase in proportion to the reduction in the number of shares of our Common Stock outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of our Common Stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split.

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Procedure for Implementing the Reverse Stock Split

The Reverse Stock Split will become effective upon the filing of the Certificate with the Secretary of State of the State of Nevada. The exact timing of the filing of the Certificate that will effect the Reverse Stock Split will be determined by our Board based on its evaluation as to when such action will be the most advantageous to the Company and our Stockholders. In addition, our Board reserves the right, notwithstanding stockholder approval and without further action by the Stockholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing the Certificate, our Board, in its sole discretion, determines that it is no longer in our best interest and the best interests of our Stockholders to proceed with the Reverse Stock Split.

The Reverse Stock Split will affect all holders of our Common Stock uniformly and will not affect any Stockholder’s percentage ownership interest in the Company, except that as described below in “Fractional Shares,” record holders of Common Stock otherwise entitled to a fractional share as a result of the Reverse Stock Split will be rounded up to the next whole number. In addition, the Reverse Stock Split will not affect any Stockholder’s proportionate voting power (subject to the treatment of fractional shares).

The implementation of the Reverse Stock Split will result in an increased number of available authorized shares of Common Stock. The resulting increase in such availability in the authorized number of shares of Common Stock could have a number of effects on the Company’s Stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase in available authorized shares for issuance could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company, even if the persons seeking to obtain control of the Company offer an above-market premium that is favored by a majority of the independent Stockholders. Similarly, the issuance of additional shares to certain persons allied with the Company’s management could have the effect of making it more difficult to remove the Company’s current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Company does not have any other provisions in its Articles, Bylaws, employment agreements, credit agreements or any other documents that have material anti-takeover consequences. Additionally, the Company has no plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences. The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti- takeover device.

Additionally, because holders of Common Stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of authorized Common Stock that will become newly available as a result of the implementation of the Reverse Stock Split will reduce the current Stockholders’ percentage ownership interests in the total outstanding shares of Common Stock.

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The Company may issue the additional shares of authorized Common Stock that will become available as a result of the Reverse Stock Split without the additional approval of its Stockholders.

The Reverse Stock Split may result in some Stockholders owning “odd lots” of less than 100 shares of Common Stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

After the Reverse Stock Split, our Common Stock will have new Committee on Uniform Securities Identification Procedures (CUSIP) numbers, which is a number used to identify our equity securities, and stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP numbers by following the procedures described below. After the Reverse Stock Split, we will continue to be subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended.

Beneficial Holders of Common Stock (i.e. Stockholders who hold in street name)

Upon the implementation of the Reverse Stock Split, we intend to treat shares held by Stockholders through a bank, broker, custodian or other nominee in the same manner as registered Stockholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our Common Stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered Stockholders for processing the Reverse Stock Split. Stockholders who hold shares of our Common Stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Registered “Book-Entry” Holders of Common Stock (i.e. Stockholders that are registered on the transfer agent’s books and records but do not hold stock certificates)

Certain of our registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with the transfer agent. These Stockholders do not have stock certificates evidencing their ownership of the Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action (the exchange will be automatic) to receive whole shares of post-Reverse Stock Split Common Stock, subject to adjustment for treatment of fractional shares.

Holders of Certificated Shares of Common Stock

Until surrendered, we will deem outstanding certificates representing shares of our Common Stock (the “Old Certificates”) held by Stockholders to be cancelled and only to represent the number of whole shares of post-Reverse Stock Split Common Stock to which these Stockholders are entitled, subject to the treatment of fractional shares. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for certificates representing the appropriate number of whole shares of post-Reverse Stock Split Common Stock (the “New Certificates”). If an Old Certificate has a restrictive legend on the back of the Old Certificate(s), the New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate(s).

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STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Fractional Shares

We do not currently intend to issue fractional shares in connection with the Reverse Stock Split. Therefore, we will not issue certificates representing fractional shares. In lieu of issuing fractions of shares, we will round up to the next whole number.

Effect of the Reverse Stock Split on Employee Plans, Options, Restricted Stock Awards and Units, Warrants, and Convertible or Exchangeable Securities Based upon the Reverse Stock Split ratio determined by the Board, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding options, warrants, convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of Common Stock. This would result in approximately the same aggregate price being required to be paid under such options, warrants, convertible or exchangeable securities upon exercise, and approximately the same value of shares of Common Stock being delivered upon such exercise, exchange or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares deliverable upon settlement or vesting of restricted stock awards will be similarly adjusted, subject to our treatment of fractional shares. The number of shares reserved for issuance pursuant to these securities will be proportionately based upon the Reverse Stock Split ratio determined by the Board, subject to our treatment of fractional shares.

ACTION NO. 3:

CONCIERGE TECHNOLOGIES, INC. 2021 OMNIBUS EQUITY INCENTIVE PLAN

As set forth above, we have adopted the Plan, the nature and purpose of which is to create incentives which are designed to motivate and compensate the Company’s officers, directors, employees, and consultants (hereafter, collectively, “Participants” or individually a “Participant”) to put forth maximum effort toward the success and growth of the Company and to enable the Company to attract and retain experienced individuals who by their position, ability and diligence are able to make important contributions to the Company’s success. Toward these objectives, the Plan provides for the grant of securities to eligible persons, subject to the terms and conditions set forth in the Plan, and as more fully detailed in the Plan filed herewith as Appendix C.

The Plan provides for the issuance of up to 5,000,000 shares of the Company’s Common Stock, $0.001 par value. The Plan is effective as of August 25, 2021 and for a period of ten years thereafter. The Plan shall remain in effect until all matters relating to the payment of Awards and administration of the Plan have been settled.

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The Board shall administer the Plan. The Board may, by resolution, appoint the Compensation Committee to administer the Plan and delegate its powers as set forth and described under the Plan and otherwise under the Plan for purposes of awards granted to Participants.

The termination of a Participant’s directorship, employment, consulting relationship may result in the forfeiture of any unvested portion of an award granted under the Plan. Except as otherwise provided in an award agreement: (i) if an eligible employee’s employment with the Company, a subsidiary or an affiliated entity terminates as a result of death, disability or retirement, the eligible employee (or personal representative in the case of death) shall be entitled to purchase all or any part of the shares subject to any (x) vested incentive stock option for a period of up to three months from such date of termination (one year in the case of death or disability), and (y) vested nonqualified stock option during the remaining term of the option; and (ii) if an eligible employee’s employment terminates for any other reason, the eligible employee shall be entitled to purchase all or any part of the shares subject to any vested option for a period of up to three months from such date of termination. in no event shall any option be exercisable past the term of the option. the board may, in its sole discretion, accelerate the vesting of unvested options in the event of termination of employment of any Participant.

In addition, except as otherwise provided in an award agreement: (i) in the event a consultant ceases to provide services to the Company or an eligible director terminates service as a director of the Company, the unvested portion of any award shall be forfeited unless otherwise accelerated pursuant to the terms of the eligible director’s award agreement or by the Board; and (ii) the consultant or eligible director shall have a period of three years following the date he ceases to provide consulting services or ceases to be a director, as applicable, to exercise any nonqualified stock options which are otherwise exercisable on his date of termination of service.

OUTSTANDING VOTING SECURITIES

The Company has 37,485,959 shares of Common Stock and 49,360 shares of Series B Convertible, Voting, Preferred Stock (the “Series B Preferred Stock”) outstanding on May 14, 2021. Series B Preferred stock is convertible, under certain conditions, to 20 shares of Common Stock for each share of Series B Preferred stock. Each share of Series B Preferred stock votes as 20 shares of Common Stock.

SECURITY OWNERSHIP OF BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of May 14, 2021, with respect to the beneficial ownership (as defined in Rule 13d-3 of the Exchange Act) of the Company’s Common Stock by (1) each director of the Company, (2) the Named Executive Officers of the Company, (3) each person or group of persons known by the Company to be the beneficial owner of greater than 5% of the Company’s outstanding Common Stock, and (4) all directors and officers of the Company as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “Commission”) and includes voting or investment power with respect to the securities. Shares of common stock subject to options or warrants (or other rights, if any) that are currently exercisable or exercisable within 60 days of May 14, 2021 are deemed to be outstanding and beneficially owned by the person holding such options or warrants. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Percentage of ownership is based on 38,473,159 shares of Common Stock, assuming the conversion of all outstanding shares of Series B Preferred Stock, outstanding as of May 14, 2021.

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Unless otherwise indicated, to our knowledge, each stockholder listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder, except to the extent authority is shared by their spouses under applicable law. Unless otherwise indicated, the address of all executive officers and directors is do Concierge Technologies, Inc. 1202 Puerta Del Sol, San Clemente, CA 92673.

Directors	Officers	5% Beneficial Owners	Amount Owned		Percent of Class(5)
Gonzalez & Kim	—	—	233,400	(1)	0.61%
Nicholas D. Gerber	X	X	18,130,015	(2)	47.12%
David W. Neibert	X		36,248	(3)	* %
Scott Schoenberger	—	X	4,697,993	(4)	12.21%
Kathryn D. Rooney	—	—	—		—%
Derek Mullins	—	—	—		—%
Erin Grogan	—	—	—		—%
Kelly J. Anderson	—	—	—		—%
Joya Delgado Harris	—	—	—		—%
Officers and Directors as a Group	—	—	23,097,656	(5)	60.04%
Eliot and Sheila Gerber		X	3,183,929		8.28%
Gerber Family Trust	—	X	5,623,543		14.62%
*Indicates below 1.0%.

(1)	Mr. Gonzalez is a member of the Board of the Company. Mr. Gonzalez and Mr. Hansu Kim are 50% partners and share voting and dispositive power in Gonzalez & Kim, a California general partnership, which holds 11,670 shares of Series B Preferred Stock (which after giving effect to their conversion would total 233,400 shares of Common Stock) constituting 0.61% of the outstanding shares of Common Stock which percentage is based on 38,473,159 outstanding shares of Common Stock (giving effect to the conversion of all Series B Preferred Stock).
(2)	Mr. Gerber is the President and Chief Executive Officer of the Company and Chairman of the Board. Mr. Gerber’s shares are held by the Nicholas and Melinda Gerber Living Trust (the “Gerber Trust”) and Mr. and Mrs. Gerber serve as trustees of the Gerber Trust, which owns a total 18,130,015 shares, representing 47.12% of the outstanding shares of Common Stock (giving effect to the conversion of all Series B Preferred Stock). As such, the Gerber Trust and Mr. Gerber share power to vote or to direct the vote of the shares and share power to dispose or to direct the disposition of these shares.
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(3)	Mr. Neibert is the Chief Operations Officer of the Company and a member of the Board. Mr. Neibert owns an aggregate 36,248 shares. Mr. Neibert’s total beneficial ownership constitutes 0.09% of the outstanding shares of Common Stock which percentage is based on 38,473,159 outstanding shares of Common Stock (giving effect to the conversion of all Series B Preferred Stock).
(4)	Mr. Schoenberger is a member of the Board of the Company. Mr. Schoenberger’s shares are held by the Schoenberger Family Trust (the “Schoenberger Trust”) and Mr. Schoenberger serves as sole trustee of the Schoenberger Trust, and total 4,697,993 shares, representing 12.21% of the outstanding shares of Common Stock which percentage is based on 38,473,159 outstanding shares of Common Stock (giving effect to the conversion of all Series B Preferred Stock). As such, the Schoenberger Trust and Mt Schoenberger share power to vote or to direct the vote of the shares and share power to dispose or to direct the disposition of these shares.
(5)	The percentage of class is calculated pursuant to Rule 13d-3(d) of the Exchange Act which percentages are calculated on the basis of outstanding securities, plus securities deemed outstanding pursuant to Rule 13d-3(d)(1). The percentage of Common Stock outstanding is as of October 2, 2020, and based upon 37, 485,959 shares of Common Stock outstanding and 49,360 shares of Series B Preferred Stock, giving effect to the conversion of all Series B Preferred Stock at a ratio of 20:1, for a total issued and outstanding amount of 38,473,159 shares.

Upon acquiring their shares of Voting Stock, Messrs. Gerber and Schoenberger have voted all shares of Voting Stock concurringly on matters submitted to the Company’s Stockholders. Pursuant to a voting agreement, (the “Voting Agreement”), the Gerber Trust and Schoenberger Trust will continue to vote all shares of Voting Stock owned by them to elect each of Messrs. Gerber and Schoenberger to the Board along with other designees mutually agreed upon. By virtue of the Voting Agreement, Messrs. Gerber and Schoenberger will represent 22,828,008, or 59.33% of the Voting Stock when voting on director nominees.

ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q (the “1934 Act Filings”) with the Commission. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

FORWARD-LOOKING STATEMENTS AND INFORMATION

This Information Statement includes forward-looking statements. You can identify the Company’s forward-looking statements by the words “expects,” “projects,” “believes,” “anticipates,” “intends,” “plans,” “predicts,” “estimates” and similar expressions.

The forward-looking statements are based on management’s current expectations, estimates and projections about us. The Company cautions you that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we cannot predict. In addition, the Company has based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, actual outcomes and results may differ materially from what the Company has expressed or forecast in the forward-looking statements.

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You should rely only on the information the Company has provided in this Information Statement. The Company has not authorized any person to provide information other than that provided herein. The Company has not authorized anyone to provide you with different information. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the front of the document.

DISSENTER’S RIGHTS OF APPRAISAL

The Stockholders have no right under Nevada Corporate Law, the Company’s Articles consistent with above, or Bylaws to dissent from any of the provisions adopted in by the Board.

EFFECTIVE DATES FOR AMENDMENTS AND PLAN

Pursuant to Rule 14c-2 under the Exchange Act, the Name Change and Reverse Stock Split shall not be effective until a date at least twenty (20) days after the date on which this Information Statement has been furnished or mailed to the Stockholders. The Plan is adopted effective as of August 25, 2021. The Reverse Stock Split will become effective at such future date as determined by the Board, as evidenced by the filing of a Certificate of Amendment with the Secretary of State of the State of Nevada, but in no event earlier than the 20th calendar day after this Information Statement is mailed or furnished to the Stockholders of record as of September 3, 2021.

CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement which describes the purpose and effect of the above Actions. Your consent to the above action is not required and is not being solicited in connection with this action. This Information Statement is intended to provide our Stockholders information required by the rules and regulations of the Securities Exchange Act of 1934.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

Dated: September 3, 2021

BY ORDER OF THE COMPANY’S BOARD OF DIRECTORS

By:	/s/ Nicholas Gerber
Nicholas Gerber
President, Chief Executive Officer and
Chairman of the Board of Directors
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Appendix A

BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.gov

Profit Corporation:

Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)

Certificate to Accompany Restated Articles or Amended and
Restated Articles (PURSUANT TO NRS 78.403)

Officer’s Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:	Name of entity as on file with the Nevada Secretary of State: Concierge Technologies, Inc. Entity or Nevada Business Identification Number (NVID): E0227302005-8
2. Restated or Amended and Restated Articles: (Select one) (If amending and restating only, complete section 1,2 3, 5 and 6)

☐ Certificate to Accompany Restated Articles or Amended and Restated Articles

☐  Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: ________________

The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.

☐  Amended and Restated Articles

* Restated or Amended and Restated Articles must be included with this filing type.

3. Type of Amendment Filing Being Completed: (Select only one box) (If amending, complete section 1, 3, 5 and 6.)

☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock)

The undersigned declare that they constitute at least two-thirds of the following:

(Check only one box)      ☐      incorporators      ☐      board of directors

The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued

☒ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:  59.33%

☐ Officer’s Statement (foreign qualified entities only) -

Name in home state, if using a modified name in Nevada:

_______________________________________________________________________

Jurisdiction of formation: ___________________________________________________

Changes to takes the following effect:

☐ The entity name has been amended.                                          ☐ Dissolution

☐ The purpose of the entity has been amended.                            ☐ Merger

☐ The authorized shares have been amended.                               ☐ Conversion

☐ Other: (specify changes)

_______________________________________________________________________

* Officer’s Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.	Page 1 of 2 Revised: 1/1/2019

BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.gov

Profit Corporation:

Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)

Certificate to Accompany Restated Articles or Amended and
Restated Articles (PURSUANT TO NRS 78.403)

Officer’s Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)	Date: __________________________ Time: ___________________ (must not be later than 90 days after the certificate is filed)
5. Information Being Changed: (Domestic corporations only)

Changes to takes the following effect:

☒ The entity name has been amended.

☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent)

☐ The purpose of the entity has been amended.

☐ The authorized shares have been amended.

☐ The directors, managers or general partners have been amended.

☐ IRS tax language has been added.

☐ Articles have been added.

☐ Articles have been deleted.

☐ Other.

The articles have been amended as follows: (provide article numbers, if available)

 Article 1. Name. The name of the corporation is: The Marygold Companies, Inc.

(attach additional page(s) if necessary)

6. Signature: (Required)

X ___________________________________________            __________________________________

Signature of Officer or Authorized Signer                                                          Title

X ___________________________________________            __________________________________

Signature of Officer or Authorized Signer                                                          Title

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below: (attach additional page(s) if necessary)

This form must be accompanied by appropriate fees.	Page 2 of 2 Revised: 1/1/2019

Appendix B

BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.gov
Certificate of Change Pursuant to NRS 78.209

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

INSTRUCTIONS:

1.  Enter the current name as on file with the Nevada Secretary of State and enter the Entity or Nevada Business Identification Number (NVID).

2.  Indicate the current number of authorized shares and par value, if any, and each class or series before the change.

3.  Indicate the number of authorized shares and par value, if any of each class or series after the change.

4.  Indicate the change of the affected class or series of issued, if any, shares after the change in exchange for each issued share of the same class or series.

5.  Indicate provisions, if any, regarding fractional shares that are affected by the change.

6.  NRS required statement.

7.  This section is optional. If an effective date and time is indicated the date must not be more than 90 days after the date on which the certificate is filed.

8.  Must be signed by an Officer. Form will be returned if unsigned.

1. Entity Information:	Name of entity as on file with the Nevada Secretary of State: Concierge Technologies, Inc. Entity or Nevada Business Identification Number (NVID): E0227302005-8
2. Current Authorized Shares:	The current number of authorized shares and the par value, if any, of each class or series, if any, of shares before the change:
900,000,000 shares of common stock, $0.001 par value per share
50,000,000 shares of preferred stock, $0.001 par value per share
3. Authorized Shares After Change:

The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change:
900,000,000 shares of common stock, $0.001 par value per share
50,000,000 shares of preferred stock, $0.001 par value per share

4. Issuance:

The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series:
Each [1.5 to 2.75] shares of common stock shall automatically be converted into one share of fully paid and non-assessable common stock.

5. Provisions:	The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby:
Fractional shares shall be rounded up to the nearest whole share.
6. Provisions:	The required approval of the stockholders has been obtained.
7. Effective date and time: (Optional)	Date: __________________________ Time: ___________________ (must not be later than 90 days after the certificate is filed)
8. Signature: (Required)	X ___________________________________ ________________ ________________ Signature of Officer Title Date

This form must be accompanied by appropriate fees. If necessary, additional pages may be attached to this form.	Page 1 of 1 Revised: 1/1/2019

Appendix C

CONCIERGE TECHNOLOGIES Inc.

2021 OMNIBUS EQUITY INCENTIVE PLAN

1.                  Purpose. The purpose of the Concierge Technologies Inc. 2021 Omnibus Equity Incentive Plan (the “Plan”) is to align the interests of selected Employees, Non-Employee Directors and Consultants with those of Concierge Technologies Inc. (the “Company”) stockholders by providing such individuals with long-term incentive compensation opportunities tied to the performance of the Company’s Common Stock. The Plan is intended to advance the interests of the Company and its stockholders by attracting, retaining and motivating key personnel upon whose judgment, initiative and effort the successful conduct of the Company’s business is largely dependent.

2.                  Definitions. Certain terms used in the Plan have the meanings set forth below (capitalized terms used in the Plan that are not defined below have the meanings set forth elsewhere in the Plan):

“Affiliate” means any Subsidiary and any other corporation or other entity (including, but not limited to, partnerships and joint ventures) controlling, controlled by, or under common control with, the Company. For this purpose, “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting or other securities, by contract or otherwise.

“Applicable Law” means any applicable securities, federal, state, foreign, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any governmental or regulatory body or self-regulatory organization (including the New York Stock Exchange and Nasdaq Stock Market and the Financial Industry Regulatory Authority).

“Award” means an award under the Plan, including an Incentive Stock Option, a Non-Qualified Option, a Stock Appreciation Right, a Restricted Stock Award, a Restricted Stock Unit Award, a Performance Award, an Other Stock-Based Award or a Cash Award.

“Award Agreement” means the written agreement entered into between the Participant and the Company setting forth the terms and conditions applicable to an Award, as provided under Section 5(c). An Award Agreement may, in the discretion of the Committee, be transmitted electronically to any Participant.

“Base Price” means the price per share of Common Stock subject to a Stock Appreciation Right at which the Stock Appreciation Right may be exercised or settled.

“Board” means the Company’s Board of Directors, as constituted from time to time.

“Cash Award” means an award denominated in cash that is granted pursuant to Section 11.

“Cause”, with respect to any Employee or Consultant, unless the applicable Award Agreement provides otherwise, shall have the meaning given to such term in any employment or other written agreement between such Participant and the Company or Affiliate, as applicable, or, in the event that such term is not defined in such agreement or in the absence of any such agreement, shall mean the occurrence of any of the following:

(i)                The Participant’s willful failure to perform his or her duties and responsibilities to the Company or an Affiliate, or refusal to perform any lawful and reasonable directive of the Company or an Affiliate;

(ii)               The Participant’s gross negligence or willful misconduct in the performance of his or her duties for the Company or an Affiliate;

(iii)             The Participant’s commission of any act of fraud, embezzlement, dishonesty, moral turpitude, misappropriation of funds, breach of fiduciary duty, duty of loyalty and fidelity or other willful misconduct with respect to the Company or an Affiliate, or any act, whether or not related to the performance of the Participant’s Service, that affects the Company’s or any Affiliate’s reputation in a manner that may reasonably be expected to have a material adverse effect on the business, prospects, assets (including intangible assets), liabilities, financial condition, property or results of operation of the Company or any Affiliate;

(iv)             The Participant’s unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any Affiliate or any other party to whom the Participant owes an obligation of nondisclosure as a result of the Participant’s relationship with the Company or any Affiliate;

(v)              The Participant’s breach of any of his or her obligations under any written agreement or covenant with, or any material policy of, the Company or any Affiliate;

(vi)             The Participant’s indictment or conviction of or plea of nolo contendere to a felony or crime of moral turpitude;

(vii)           The Participant’s debarment, exclusion or disqualification by any government regulator or government agency from participating in the business of the Company or any Affiliate; or

(viii)          The Participant’s exhibition of a standard of behavior within the scope of or related to the Participant’s employment, or that is a violation of the Company’s code of conduct, that is disruptive to the orderly conduct of the Company’s or its Affiliates’ business operations or workplace (including, without limitation, substance abuse, sexual harassment or sexual misconduct, or other unlawful harassment or retaliation).

“Cause”, with respect to any Non-Employee Director, unless the applicable Award Agreement provides otherwise, means a determination by a majority of the disinterested Directors that the Non-Employee Director has engaged in any of the following: (i) malfeasance while in office; (ii) gross negligence, willful misconduct or neglect with respect to the Company or any Affiliate; (iii) false or fraudulent misrepresentation in connection with the Non-Employee Director’s appointment; or (iv) conversion of corporate funds.

For the avoidance of doubt, references to the Company and Affiliate in the foregoing definitions of “Cause” shall include the successor to either as may be appropriate.

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“Change in Control” means the date of the occurrence of any of the following events, provided that the event constitutes a “change in control event” within the meaning of Section 409A of the Code:

(i)         The consummation of any consolidation or merger of the Company with any other entity, other than a transaction which would result in the voting power of the securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least 50% of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such consolidation or merger;

(ii)         Any one Person or more than one Person acting as a group acquires ownership of the stock of the Company that, together with the stock held by such Person or group, constitutes more than 50% of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection, (A) the acquisition of additional stock by any one Person or group who is considered to own more than 50% of the total voting power of the stock of the Company will not be considered a Change in Control, and (B) if the stockholders of the Company immediately before such change in ownership continue to retain immediately after the change in ownership, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately prior to the change in ownership, the direct or indirect beneficial ownership of 50% or more of the total voting power of the stock of the Company or of the ultimate parent entity of the Company, such event will not be considered a Change in Control under this subsection (ii). For this purpose, indirect beneficial ownership will include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company, as the case may be, either directly or through one or more subsidiary corporations or other business entities. For purposes of the foregoing, Persons will not be considered to be acting as a group solely because they purchase stock as a result of the same underwritten public offering of shares of Common Stock pursuant to an effective registration statement under the Securities Act;

(iii)         A majority of the Directors is replaced during any 12-month period by Directors whose appointment or election is not endorsed by a majority of the Directors prior to the date of the appointment or election; or

(iv)         Any one Person, or more than one Person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iv), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a Person described in subsection (3) above. For purposes of this subsection (iv), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

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For purposes of this definition, Persons will be considered to be acting as a group if they are owners of an entity that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

“Code” means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, as the same may be amended from time to time and any successor statute.

“Committee” means the committee of the Board appointed by the Board to administer the Plan, pursuant to Section 3. In the absence of any such Committee, any action permitted or required to be taken hereunder by the Committee shall be deemed to refer to the Board.

“Common Stock” means the Company’s common stock, par value $0.001 per share, or such other securities of the Company as may be designated by the Committee in substitution thereof.

“Consultant” means any Person who provides consulting or other services to the Company or any Affiliate and who (i) is neither an Employee nor a Non-Employee Director and (ii) may be offered securities registrable pursuant to a registration statement on Form S-8 under the Securities Act..

“Director” means a member of the Board.

“Disability” means (a) in the case of Incentive Stock Options, total and permanent disability as defined in Section 22(e)(3) of the Code, and (b) in the case of other Awards, unless the applicable Award Agreement provides otherwise, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment (and considered “disabled” within the meaning of Section 409A of the Code). The determination of whether an individual has a Disability shall be determined under procedures established by the Committee, which shall be final, conclusive and binding. Except in situations where the Committee is determining Disability for purposes of the term of an Incentive Stock Option, the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.

“Dividend Equivalent Right” means the right of a Participant, granted pursuant to Section 9 in connection with the Restricted Stock Unit Award, to receive a credit for the account of such Participant in an amount equal to cash or stock dividends or other distributions paid by the Company in respect of one share of Common Stock.

“Effective Date” means the date of adoption of the Plan by the Board.

“Eligible Person” means any of the following: (i) any Employee, Consultant, or Non-Employee Director or (ii) any individual to whom the Company or any Affiliate has extended a formal offer of employment, so long as the grant of any Award shall not become effective until such individual commences such employment.

“Employee” means an individual, including, without limitation, any Officer and Director, who is a common law employee of the Company or an Affiliate.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

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“Exchange Program” means a program pursuant to which (i) outstanding Awards are surrendered, cancelled or exchanged for cash, the same type of Award or a different Award (or combination thereof) or (ii) the Exercise Price or Base Price of an outstanding Award is increased or reduced.

“Exercise Price” means the price at which a share of Common Stock subject to an Option may be purchased upon the exercise of the Option.

“Fair Market Value” means, as of any date, the fair market value of any property as determined by the Board or the Committee in its sole discretion; provided, however, that, with respect to Common Stock, Fair Market Value as of any date shall be determined as follows:

(i)              If the Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal or such other source as the Committee deems reliable (subject to compliance with Applicable Law, including Section 409A of the Code);

(ii)              If the Common Stock is publicly traded but is neither listed nor admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or such other source as the Committee deems reliable (subject to compliance with Applicable Law, including Section 409A of the Code); or

(iii)              If none of the foregoing is applicable, by the Board or the Committee in good faith (and in accordance with Section 409A of the Code, as applicable), which decision shall be final, conclusive and binding.

“Grant Date” means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution or action, then such date as set forth in such resolution or action.

“Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code and is designated as an Incentive Stock Option. To the extent that any Option is not designated as an Incentive Stock Option, or even if so designated does not qualify as an Incentive Stock Option at or subsequent to its Grant Date, it shall constitute a Non-Qualified Option.

“Non-Employee Director” means a Director who is not an Employee, and who satisfies the requirements of a “non-employee director” within the meaning of Section 16 of the Exchange Act..

“Non-Qualified Option” means an Option that is not an Incentive Stock Option.

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

“Option” means the right to purchase, at the price and for the term fixed by the Committee in accordance with Section 6, and subject to such other limitations and restrictions in the Plan and the applicable Award Agreement, a number of shares of Common Stock determined by the Committee.

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“Other Stock-Based Award” means an Award that is not an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Cash Award that is granted under Section 11 and is payable by delivery of Common Stock and/or which is measured by reference to the value of Common Stock.

“Participant” means an Eligible Person to whom the Committee has granted an Award under the Plan (or, if applicable, such other Person who holds an outstanding Award).

“Performance Award” means an award that may vest or may become eligible to vest contingent upon the attainment during a Performance Period of certain Performance Goals and which is granted pursuant to the terms of Section 10.

“Performance Goal” means one or more goals as may be established by the Committee that must be met by the end of a given Performance Period as a contingency for a given Award to vest and/or become exercisable, settled or payable, or to otherwise determine the numbers of shares of Common Stock or stock-denominated units that are earned under an Award.

“Performance Period” means one or more periods of time, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to vesting, exercisability, settlement or payment of an Award.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint share company, a trust, a joint venture, an unincorporated organization or a governmental entity or any department, agency or political subdivision thereof.

“Restricted Stock Award” means a grant of shares of Common Stock under Section 8 that are issued subject to vesting and transfer restrictions and such other conditions as are set forth in the Plan and the applicable Award Agreement.

“Restricted Stock Unit Award” means an Award of Restricted Stock Units under Section 9.

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

“Securities Act” means the Securities Act of 1933, as amended from time to time or any successor statute.

“Service” means, as applicable, a Participant’s service with the Company or an Affiliate, as an Employee, a Non-Employee Director or a Consultant. For purposes of the Plan, a Participant’s Service shall not be deemed to have been terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Non-Employee Director or merely because of a transfer of the Participant’s Service between the Company and/or Affiliates (except as may be required for compliance with Section 409A of the Code). The Committee, in its sole discretion, may determine whether a Company transaction, such as a sale or spin-off of a division or subsidiary that employs a Participant, shall be deemed to result in a termination of Service for purposes of affected Awards, and such decision shall be final, conclusive and binding.

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“Stock Appreciation Right” means a contractual right granted under Section 7 entitling the holder of such right to receive, subject to limitation and restrictions in the Plan and applicable Award Agreement, the appreciation in value of Common Stock.

“Subsidiary” means any entity in which the Company owns at least 50% of the combined voting power of all classes of equity entitled to vote or at least 50% of the combined value of all classes of equity.

“Ten Percent Stockholder” means an Employee who, at the time an Option is granted, owns either directly or indirectly (taking into account the attribution rules contained in Section 424(d) of the Code), stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.

3.            Administration of the Plan.

a.                   General. The Plan shall be administered by the Committee (or the Board if no Committee has been appointed). The Committee shall have the power and authority to (i) prescribe, amend and rescind rules and procedures governing the administration of the Plan; (ii) determine and designate from time to time each Eligible Person to whom an Award will be granted and the type of Award to be granted; (iii) determine the number of shares of Common Stock subject to each Award and the Grant Date of each Award; (iv) prescribe the terms of each Award, including, without limitation, the time or times when, and the manner and conditions upon which, each Award shall vest, become exercisable, be settled and/or expire, the Exercise Price or Base Price of each Award (as may be applicable), and the form of payment made in settlement of each Award; (v) specify the terms of the Award Agreement relating to each Award; (vi) determine or impose other conditions to the receipt of shares of Common Stock subject to an Award, as it may deem appropriate, including but not limited to, cash payments; (vii) interpret the terms of the Plan and each Award Agreement and the rules of procedures established by the Committee under the Plan; (viii) determine the rights of all Persons under the Plan; (ix) correct any defect or omission or reconcile any inconsistency in the Plan or in any Award Agreement; (x) make all determinations relating to the Service of a Participant; (xi) grant waivers of any conditions of the Plan or any Award Agreement, subject to Applicable Law; (xii) determine the terms and conditions of any Exchange Program; and (xiii) make all other determinations and take all other actions necessary or advisable for the implementation and administration of the Plan. In the case of any fractional share or unit resulting from the grant, vesting, payment or crediting of dividends under an Award, such fractional share or unit shall be rounded to the nearest lower or higher whole share or unit, unless the Committee otherwise provides for disregarding such fractional share or unit or the conversion of such fractional share or unit into a right to receive a cash payment. All actions, decisions and interpretations of the Committee, the Board and any delegate of the Committee or Board under the Plan or any Award Agreement shall be final, binding, conclusive and non-appealable on all Persons, and shall be given the maximum deference permitted by law. The Committee’s and the Board’s determinations under the Plan (including, without limitation, determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the Award Agreements evidencing such Awards) need not be uniform and may be made by the Committee (or the Board) selectively among Persons who receive, or are eligible to receive, Awards under the Plan, whether or not such Persons are similarly situated.

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b.                  Composition of the Committee. Except as otherwise determined by the Board, the Committee shall consist of two or more Directors appointed to such committee from time to time by the Board. To the extent deemed necessary or appropriate by the Board, the Committee shall consist solely of at least two Directors who are Non-Employee Directors and are “independent directors” under any applicable exchange requirements. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3; however, if the Board intends to satisfy such exemption requirements, with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a committee of the Board that does not at all times consist solely of two or more Non-Employee Directors.

c.                   Delegation of Authority. The Board or the Committee may delegate to a committee of one or more Directors and/or Officers who are not Non-Employee Directors the authority to grant Awards to Eligible Persons who are not then subject to Section 16 of the Exchange Act. In the event of such delegation of authority, all provisions of the Plan relating to the Committee shall be interpreted in a manner consistent with such delegation by treating any reference to the Committee as a reference to the committee or Officers to whom such delegation has been made.

d.                  Limited Liability; Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the maximum extent allowed by the Company’s charter, by-laws and Applicable Laws, the Committee member shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee member may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee member in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee member in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after the institution of any such action, suit or proceeding, such Committee member shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

4.            Shares Subject to the Plan.

a.                   Aggregate Limit. Subject to adjustment as set forth in Section 4(c), the total number of shares of Common Stock reserved and available for grant and issuance pursuant to Awards under the Plan is equal to 5,000,000 (the “Share Reserve”). Subject to the Share Reserve and adjustment as set forth in Section 4(c), the aggregate number of shares of Common Stock that may be issued under the Plan through the exercise of Incentive Stock Options shall not exceed 2,500,000 shares. For purposes of counting shares against the Share Reserve, Awards denominated in shares of Common Stock and other Awards that may be exercised for, settled in or convertible into shares of Common Stock will be counted against the Plan reserve on the date of grant of the Award based on the maximum number of shares that may be issued pursuant to the Award, as determined by the Committee. Shares of Common Stock delivered under the Plan shall consist of authorized and unissued shares, treasury shares, forfeited shares and/or shares reacquired by the Company in any manner.

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b.                  Returned Shares. Any shares of Common Stock subject to an outstanding Award or any portion thereof granted under the Plan will be returned to the Share Reserve and will be available for issuance in connection with subsequent Awards under the Plan to the extent such shares (or the Awards covering such shares): (i) are cancelled, forfeited or settled in cash; (ii) are used to pay the Exercise Price or Base Price of an Award or any tax-withholding obligation arising in connection with vesting, exercise or settlement of an Award, (iii) are surrendered pursuant to an Exchange Program; (iii) expire by their terms at any time; or (iv) are reacquired by the Company pursuant to a forfeiture provision.

c.                   Adjustments for Changes in Common Stock, Etc. In the event of any change with respect to the outstanding shares of Common Stock by reason of any recapitalization, reclassification, stock dividend, extraordinary dividend, stock split, reverse stock split or other distribution with respect to the shares of Common Stock, or any merger, reorganization, consolidation, combination, spin-off, or other similar corporate change, or any other any relevant change affecting the capitalization of the Company, the Committee shall, in the manner and to the extent that it, in its sole discretion, determines is reasonably appropriate, cause an equitable adjustment or substitution to be made to (i) the maximum number of shares (or other securities or rights) reserved for issuance and future grant under Section 4(a), (ii) the number and kind of shares (or other securities or rights) subject to then outstanding Awards, (iii) the Exercise Price or Base Price with respect to any Option or Stock Appreciation Right, (iv) the Performance Goals applicable to any Award and (v) any other terms of an Award that are affected by the event. Any such actions shall be taken by the Company in good faith so as to substantially preserve the value, rights and benefits of any affected Awards. In the case of adjustments made pursuant to this Section 4(c), unless the Committee specifically determines that such adjustment is in the best interests of the Company or Affiliates, the Committee shall, in the case of Incentive Stock Options, endeavor to ensure that any adjustments under this Section 4(c) will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code and, in the case of Non-Qualified Options and Stock Appreciation Rights, endeavor to ensure that any adjustments under this Section 4(c) will not constitute a modification of such Non-Qualified Options within the meaning of Section 409A of the Code. Any adjustments made under this Section 4(c) shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes. In addition, in connection with one of the events described above, the Committee, in its sole discretion, and subject to compliance with Section 409A of the Code, may provide that each Award then-outstanding shall terminate in exchange for an equitable payment as determined by the Committee in good faith, which, in the case of Options and Stock Appreciation Rights, may include a cash payment to the extent of the excess, if any, of the then-Fair Market Value of a share of Common Stock subject to the Award, over the Exercise Price or Base Price per share of Common Stock subject to the Award, and in the event that there is no such excess, a payment of zero.

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d.                  Substitute Awards. Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or an Affiliate or with which the Company or Affiliate combines after the Effective Date (“Substitute Awards”). To the extent permitted by Applicable Law, shares of Common Stock subject to Substitute Awards shall not be counted against the Share Reserve; provided, that, Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code shall be counted against the share limit applicable to Incentive Stock Options. Notwithstanding any other provision of the Plan, the terms of Substitute Awards may vary from the terms set forth in the Plan to the extent the Committee deems appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

5.            Eligibility and Awards.

a.                   Designation of Participants. Any Eligible Person may be selected by the Committee to receive an Award and become a Participant under the Plan in accordance with the Committee’s authority under Section 3. In selecting Eligible Persons to be Participants, and in determining the type and amount of Awards to be granted under the Plan, the Committee shall consider any and all factors that it deems relevant or appropriate.

b.                  Determination of Awards. The Committee shall determine the terms and conditions of all Awards granted to Participants in accordance with its authority under Section 3 and other terms of the Plan. An Award may consist of one type of right or benefit hereunder or of two or more such rights or benefits granted in tandem.

c.                   Award Agreements. Each Award under the Plan shall be evidenced by an Award Agreement in a written or electronic form approved by the Committee setting forth (as applicable) the number of shares of Common Stock, units or other rights subject to the Award, the Exercise Price, Base Price, or purchase price of the Award, the time or times at which an Award will become vested, exercisable, settled or payable, the term of the Award and any Performance Goals applicable to the Award. The Award Agreement may also set forth the effect on an Award of a Change in Control or a termination of Service under certain circumstances. The Award Agreement shall be subject to and incorporate, by reference or otherwise, all of the applicable terms and conditions of the Plan, and may also set forth other terms and conditions applicable to the Award as determined by the Committee consistent with the limitations of the Plan. The grant of an Award under the Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions, as are specified in the Plan as being applicable to such type of Award (or to all Awards) or as are expressly set forth in the Award Agreement.

6.            Option Awards.

a.                   Grant of Options. An Award of an Option may be granted to any Eligible Person selected by the Committee and shall be evidenced by an Award Agreement setting forth the Exercise Price, the term of the Option, the number of shares of Common Stock to which the Option relates, any conditions to the exercise or vesting of all or a portion of the Option and such other terms and conditions as the Committee, in its sole discretion, shall determine. The Award Agreement pertaining to an Option shall designate such Option as an Incentive Stock Option or a Non-Qualified Option. In no event shall an Incentive Stock Option be granted to an individual who is not an employee of the Company or of a “subsidiary corporation” or a “parent corporation,” whether now or hereafter existing, as such terms are defined in Section 424(f) of the Code. To the extent the aggregate Fair Market Value (determined as of the time the Option is granted) of the shares of Common Stock with respect to which an Incentive Stock Option may first become exercisable by a Participant in any one calendar year under the Plan exceeds $100,000, the Option or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-Qualified Options. The Company shall have no liability to any Participant, or to any other Person, if an Option (or any portion thereof) which is intended to be an Incentive Stock Option fails to qualify as an Incentive Stock Option at any time or if an Option (or any portion thereof) is determined to constitute “nonqualified deferred compensation” under Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code.

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b.                  Exercise Price. The Exercise Price with respect to shares of Common Stock subject to an Option shall be determined by the Committee in its sole discretion, provided, however, that the Exercise Price per share shall not be less than 100% (or 110% in the case of an Incentive Stock Option granted to a Ten Percent Stockholder) of the Fair Market Value of a share of Common Stock on the Grant Date of such Option. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code, and a Non-Qualified Option may be granted with an Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code.

c.                   Term of Option. The Committee shall determine and set forth in an Award Agreement the term during which an Option may be exercised, provided that in no event shall any Option have a maximum term greater than ten years from the Grant Date (except that the maximum term of an Incentive Stock Option granted to a Ten Percent Stockholder shall be no more than five years from the Grant Date), or such shorter period as set forth in the Award Agreement. Each Option shall terminate, cease to be exercisable and be forfeited not later than the end of the maximum term specified in the Award Agreement pertaining to the Option (but may be terminated earlier pursuant to the terms of the Plan or applicable Award Agreement).

d.                  Vesting and Exercisability of Options. The Committee shall, in its sole discretion, provide in an Award Agreement the time or times at which, or the conditions upon which, an Option or portion thereof shall become vested and/or exercisable. The Committee may condition the vesting and/or exercisability upon the passage of time (e.g., subject to the Participant’s continued Service for specified period) and/or the occurrence of any other event or condition that is established by the Committee and set forth in the Award Agreement. The Committee may, in its sole discretion, provide, in an Award Agreement or other agreement between a Participant and the Company, for the acceleration of vesting and/or exercisability of any Option upon a Participant’s termination of Service under specified circumstances or upon the occurrence of other specified events or conditions. To the extent the vesting requirements of an Option are not satisfied, the Option shall be forfeited. In no event may any Option be exercised for a fraction of a share of Common Stock.

e.                   Termination of Service.

(i)                 General. Except as otherwise provided in the applicable Award Agreement or other individual written agreement between the Participant and the Company, if a Participant’s Service terminates (other than by the Company or an Affiliate for Cause and other than upon the Participant’s death or Disability), the Participant may only exercise his or her Option (to the extent that the Option was vested and the Participant was entitled to exercise such Option as of the date of the termination of Service) within the period of time ending on the earlier of (A) the 90th day following the termination of the Participant’s Service, and (B) the expiration of the term of the Option as set forth in the Plan or Award Agreement. If, after termination of Service, the Participant does not exercise his or her Option within the applicable time frame, the Option shall terminate as of the end of such time frame. Any Option (or portion thereof) that is not vested as of the date of a Participant’s termination of Service for any reason whatsoever shall terminate as of the date of such termination of Service.

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(ii)               Disability of Participant. Except as otherwise provided in the applicable Award Agreement or other individual written agreement between the Participant and the Company, if a Participant’s Service terminates as a result of the Participant’s Disability, the Participant may only exercise his or her Option (to the extent that the Option was vested and the Participant was entitled to exercise such Option as of the date of termination of Service) within the period of time ending on the earlier of (A) the 180th day following such termination of Service, and (B) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination of Service, the Participant does not exercise his or her Option within the applicable time frame, the Option shall terminate as of the end of such time frame.

(iii)             Death of Participant. Except as otherwise provided in the applicable Award Agreement or other individual written agreement between the Participant and the Company, if (A) a Participant’s Service terminates as a result of the Participant’s death, or (B) the Participant dies within the period (if any) specified in the Award Agreement for exercisability after the termination of the Participant’s Service for a reason other than death, then the Option may be exercised (to the extent the Option was vested and the Participant was entitled to exercise such Option as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Participant’s death, but only within the period ending on the earlier of (A) the 180th day following the date of death, and (B) the expiration of the term of such Option as set forth in the Award Agreement. If, after the Participant’s death, the Option is not exercised within the applicable time frame, the Option shall terminate as of the end of such time frame.

(iv)             Termination for Cause. Except as provided otherwise in a Participant’s Award Agreement or other individual written agreement between the Company and a Participant, if a Participant’s Service is terminated by the Company or any Affiliate for Cause, each Option, whether vested or unvested, that is held by such Participant shall terminate, cease to be exercisable/payable and be forfeited as of the date of such termination of Service.

f.                   Exercise of Options; Payment.

(i)                 Notice of Exercise. Subject to vesting, exercisability and other restrictions provided for hereunder or otherwise imposed in accordance herewith, an Option may be exercised, in whole or in part, by a Participant only by delivery of written notice (in the form prescribed by the Committee) to the Company specifying the number of shares of Common Stock to be purchased. An Option may not be exercised after it is forfeited or otherwise terminated or expired.

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(ii)               Payment of Exercise Price. The aggregate Exercise Price shall be paid in full upon the exercise of the Option. Payment must be made by one of the following methods: (A) cash or a certified or bank cashier’s check; (B) if and upon the terms approved by the Committee in its sole discretion, by delivery to the Company of previously owned and vested shares of Common Stock, duly endorsed for transfer to the Company, having an aggregate Fair Market Value on the date of exercise equal to the aggregate Exercise Price due for the number of shares being acquired pursuant to such exercise, (C) if and upon the terms approved by the Committee in its sole discretion, through the withholding by the Company of shares of Common Stock otherwise to be received, with such withheld shares of Common Stock having an aggregate Fair Market Value on the date of exercise equal to the aggregate Exercise Price due for the number of shares being acquired; (D) a “cashless” exercise program established with a broker; (E) by any combination of such methods of payment, or (F) any other method approved by the Committee in its sole discretion. Unless otherwise specifically provided in the Option, the Exercise Price that is paid by delivery to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding, the foregoing, during any period for which the Common Stock is publicly traded, an exercise by a Director or Officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited. The Committee may impose limitations and prohibitions on the exercise of Options as it deems appropriate, including, without limitation, any limitation or prohibition designed to avoid accounting consequences which may result from the use of shares of Common Stock as payment of the aggregate Exercise Price.

g.                  Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options, and authorize the grant of new Options in substitution therefor, including in connection with an Exchange Program (subject to compliance with Section 409A of the Code or an exemption therefrom). Any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Award previously granted, except that the Committee may reduce the Exercise Price of an outstanding Option without the consent of a Participant by a written notice (notwithstanding any adverse tax consequences to the Participant arising from the repricing); provided, however, that the Exercise Price may not be reduced below the Fair Market Value on the date the action is taken to reduce the Exercise Price. Any outstanding Incentive Stock Option that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code.

h.                  Disqualifying Disposition with respect to Incentive Stock Option. If shares of Common Stock acquired upon the exercise of an Incentive Stock Option are disposed of by a Participant prior to the expiration of (i) two years from the Grant Date of such Option, or (ii) one year from the date of the transfer of shares to the Participant pursuant to the exercise of such Option, or in any other “disqualifying disposition” within the meaning of Section 422 of the Code, such Participant shall notify the Company in writing as soon as practicable thereafter of the date and terms of such disposition and, if the Company (or any Affiliate) thereupon has a tax withholding obligation, shall pay to the Company (or such Affiliate) an amount equal to any withholding tax the Company (or such Affiliate) is required to pay as a result of the disqualifying disposition.

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7.            Stock Appreciation Rights.

a.                   Grant of Stock Appreciation Rights. An Award of a Stock Appreciation Right may be granted to any Eligible Person selected by the Committee and shall be evidenced by an Award Agreement setting forth the Base Price, the term of the Stock Appreciation Right, the number of shares of Common Stock to which the Stock Appreciation Right relates, any conditions to the exercise of all or a portion of the Stock Appreciation Right and such other terms and conditions as the Committee, in its sole discretion, shall determine. A Stock Appreciation Right may, in the sole discretion of the Committee, be granted in tandem with an Option, and in such event, shall (i) have a Base Price per share equal to the per share Exercise Price of the Option, (ii) be vested and exercisable at the same time or times that a related Option is vested and exercisable, and (iii) expire no later than the time at which the related Option expires.

b.                  Benefits Upon Exercise. Subject to such terms and conditions as specified in an Award Agreement, a Stock Appreciation Right shall entitle the Participant to receive a payment, upon exercise or other settlement of the Stock Appreciation Right, of an amount determined by multiplying (i) the excess of the Fair Market Value of each share of Common Stock covered by the Stock Appreciation Right on the date of exercise or settlement of the Stock Appreciation Right over the Base Price per share of Common Stock covered by the Stock Appreciation Right, by (ii) the number of shares of Common Stock as to which such Stock Appreciation Right is exercised or settled. Such payment may be in cash, in shares of Common Stock (with or without restriction as to substantial risk of forfeiture and transferability, as determined by the Company in its sole discretion) valued at their Fair Market Value on the date of exercise or other settlement, or in any combination, as the Committee shall determine in the Award Agreement. Upon exercise of a tandem Stock Appreciation Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right has been exercised. The number of shares of Common Stock for which a tandem Stock Appreciation Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of Shares of Common Stock for which such Option has been exercised.

c.                   Base Price. The Base Price per share of Common Stock subject to a Stock Appreciation Right shall be determined by the Committee in its sole discretion, provided, however, that the Base Price per share shall not be less than 100% of the Fair Market Value of a share of Common Stock on the Grant Date of such Stock Appreciation Right.

d.                  Term of Stock Appreciation Right. The Committee shall determine and set forth in an Award Agreement the term during which a vested Stock Appreciation Right may be exercised or settled, provided that in no event shall any Stock Appreciation Right have a maximum term greater than ten years from the Grant Date, or such shorter period as set forth in the Award Agreement. Each Stock Appreciation Right shall terminate, cease to be exercisable/payable and be forfeited, not later than the end of the maximum term specified in the Agreement pertaining to the Stock Appreciation Right (but may be terminated earlier pursuant to the terms of the Plan or applicable Award Agreement).

e.                   Vesting and Exercisability of Stock Appreciation Rights. The Committee shall, in its sole discretion, provide in an Award Agreement the time or times at which, or the conditions upon which, a Stock Appreciation Right or portion thereof shall become vested, exercisable and/or settled. The Committee may condition the vesting and/or exercisability upon the passage of time (e.g., subject to the Participant’s continued Service for a specified period) and/or the occurrence of any other event or condition that is established by the Committee and set forth in the Award Agreement. The Committee may, in its sole discretion, provide, in an Award Agreement or other written agreement between a Participant and the Company, for the acceleration of vesting and/or exercisability of any Stock Appreciation Right upon a Participant’s termination of Service under specified circumstances or upon the occurrence of other specified events or conditions. To the extent the vesting requirements of a Stock Appreciation Right are not satisfied, the Stock Appreciation Right shall be forfeited.

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f.                   Notice of Exercise. Subject to vesting, exercisability and other restrictions provided for hereunder or otherwise imposed in accordance herewith, a Stock Appreciation Right may be exercised, in whole or in part, by a Participant only by delivery of written notice (in the form prescribed by the Committee) to the Company specifying the number of shares of Common Stock with respect to which the exercise applies. A Stock Appreciation Right may not be exercised after it is forfeited or otherwise terminated.

g.                  Termination of Service. The same rules of Section 6(e) that apply to Options regarding termination of Service shall also apply to Stock Appreciation Rights.

8.            Restricted Stock Awards.

a.                   Grant of Restricted Stock. A Restricted Stock Award may be granted to any Eligible Person selected by the Committee and shall be evidenced by an Award Agreement setting forth the number of shares of Common Stock subject to the Restricted Stock Award, the payment (if any) required for such shares, the vesting restrictions applicable to such shares and such other terms and conditions as the Committee, in its sole discretion, shall determine. The Committee may require that certificates representing the shares of Common Stock issued pursuant to a Restricted Stock Award bear a legend making appropriate reference to the restrictions imposed, and that certificates representing such shares will remain in the physical custody of the Company or an escrow holder until all restrictions are removed or have expired. The Committee may also require the Participant to execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee, if applicable, and (ii) the appropriate blank stock power with respect to the shares of Common Stock covered by such agreement. If a Participant fails to execute an agreement evidencing a Restricted Stock Award and, if applicable, an escrow agreement and stock power, the Award shall be null and void.

b.                  Vesting of Restricted Stock Awards. The Committee shall, in its sole discretion, provide in an Award Agreement the time or times at which, or the conditions upon which, a Restricted Stock Award shall vest. The restrictions imposed on shares of Common Stock granted under a Restricted Stock Award shall lapse in accordance with the vesting requirements specified by the Committee in the Award Agreement. The Committee may condition the vesting upon the passage of time (e.g., subject to the Participant’s continued Service for a specified period) and/or the occurrence of any other event or condition that is established by the Committee and set forth in the Award Agreement. The Committee may, in its sole discretion, provide, in an Award Agreement or other agreement between a Participant and the Company, for the acceleration of vesting of a Restricted Stock Award upon a Participant’s termination of Service under specified circumstances or upon the occurrence of other specified events or conditions. If the vesting requirements applicable to a Restricted Stock Award are not satisfied, the shares subject to the Award shall automatically be forfeited, the Participant shall assign, transfer, and deliver any certificates evidencing ownership of such shares to the Company, and the Participant shall cease for all purposes to be a stockholder with respect to such shares. If the Participant paid for such forfeited shares in cash or other tangible consideration, then, unless otherwise provided by the Committee in an Award Agreement, the Company will refund to the Participant the lesser of (i) the amount originally paid by the Participant for such shares and (ii) the Fair Market Value of such shares on the date of forfeiture. Without limiting Section 8(a), by acceptance of a Restricted Stock Award, the Participant shall be deemed to appoint, and does so appoint by execution of the Award Agreement, the Company and each of its authorized representatives as the Participant’s attorneys-in-fact to effect the transfer of forfeited shares subject to the Restricted Stock Award.

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c.                   Nontransferability. Shares granted under any Restricted Stock Award may not be transferred, assigned or subject to any encumbrance, pledge, or charge unless and until (i) the vesting conditions applicable to the Award have been achieved, and (ii) the other restrictions on transferability applicable to Common Stock set forth in the Plan, the Award Agreement or otherwise have been satisfied.

d.                  Rights as a Stockholder. Subject to the foregoing provisions of this Section 8 and, unless otherwise stated in the applicable Award Agreement, a Participant generally shall have the rights and privileges of a stockholder with respect to shares of Common Stock granted to the Participant under a Restricted Stock Award, including the right to vote such shares and the right to receive dividends and distributions with respect such shares. However, unless provided otherwise in an Award Agreement, all cash and stock dividends and distributions shall be held back by the Company for the Participant’s account until such time as the related portion of the Restricted Stock Award vests (at which time such dividends or distributions, as applicable, shall be released and paid) and if such related portion of the Restricted Stock Award is forfeited, such dividends or distributions, as applicable, will be forfeited.

e.                   Section 83(b) Election. If a Participant makes an election pursuant to Section 83(b) of the Code with respect to a Restricted Stock Award, the Participant shall file, within 30 days following the date of grant of the Award, a copy of such election with the Company and with the Internal Revenue Service, in accordance with the regulations under Section 83 of the Code. The Committee may provide in an Award Agreement that the Restricted Stock Award is conditioned upon the Participant’s making or refraining from making an election with respect to the Award under Section 83(b) of the Code. The Company shall not have any liability whatsoever with respect to a Participant’s making or not making an election with respect to a Restricted Stock Award under Section 83(b) of the Code.

9.            Restricted Stock Unit Awards.

a.                   Grant of Restricted Stock Units. An Award of hypothetical Common Stock units (“Restricted Stock Units”) having a value equal to the Fair Market Value of an identical number of shares of Common Stock may be granted to any Eligible Person selected by the Committee and shall be evidenced by an Award Agreement setting forth the number of shares of Restricted Stock Units subject to the Award, the vesting and/or earnings conditions applicable to the Restricted Stock Units, the timing for settlement of the Restricted Stock Units and such other terms and conditions as the Committee, in its sole discretion, shall determine. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside funds for the payment of any such Award. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

b.                  Vesting of Restricted Stock Units. The Committee shall, in its sole discretion, provide in an Award Agreement the time or times at which, or the conditions upon which, Restricted Stock Units shall vest and/or be settled. The Committee may condition the vesting upon the passage of time (e.g., subject to the Participant’s continued Service as of a specified date) and/or the occurrence of any other event or condition that is established by the Committee and set forth in the Award Agreement. The Committee may, in its sole discretion, provide, in an Award Agreement or other agreement between a Participant and the Company, for the acceleration of vesting of any Restricted Stock Units upon a Participant’s termination of Service under specified circumstances or upon the occurrence of other specified events or conditions. If the vesting requirements applicable to Restricted Stock Units are not satisfied, such units shall automatically be forfeited.

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c.                   Dividend Equivalent Rights. The Committee may permit Participants holding Restricted Stock Units to receive Dividend Equivalent Rights on outstanding Restricted Stock Units if and when dividends are paid to stockholders on shares of Common Stock. If so permitted by the Committee, such Dividend Equivalent Rights may be paid in cash or shares of Common Stock (in the sole discretion of the Committee), and will be payable to the Participant upon settlement of the Restricted Stock Units to which the Dividend Equivalent Rights relate and, to the extent such Restricted Stock Units are forfeited, the Participant shall have no right to payment in respect of the Dividend Equivalent Rights. If the Committee permits Dividend Equivalent Rights to be made on Restricted Stock Units, the terms and conditions for such Dividend Equivalent Rights will be set forth in the applicable Award Agreement.

d.                  Settlement. At the time of settlement of a vested Restricted Stock Unit (which may be upon or following vesting of the Award, as set forth in the Award Agreement), the Company shall deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock for each such outstanding vested Restricted Stock Unit and cash equal to any Dividend Equivalents credited with respect to each such vested Restricted Stock Unit and any interest thereon (or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to such Dividend Equivalents and the interest thereon, if any); provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for vested Restricted Stock Units. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Stock Unit vested (or specified deferred settlement date, if later).

10.          Performance Awards.

a.                   Types of Performance Awards. In the discretion of the Committee, a Performance Award may be granted to any Eligible Person as an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Other Stock-Based Award or Cash Award.

b.                  Terms of Performance Awards. Performance Awards will be based on the attainment of Performance Goals that are established by the Committee for the relevant Performance Period. Prior to the grant of any Performance Award, the Committee will determine and each Award Agreement shall set forth the terms of each Performance Award, including, without limitation: (i) the nature, length and starting date of any Performance Period; (ii) the Performance Goals that shall be used to determine the time and extent to which a Performance Award has been earned; (iii) amount of any cash bonus, or the number of shares of Common Stock deemed subject to a Performance Award, and (iv) the effect of a termination of Participant’s Service on a Performance Award. Participants may participate simultaneously with respect to Performance Awards that are subject to different Performance Periods and Performance Goals. A Performance Award may but need not require the Participant’s completion of a specified period of Service.

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c.                   Determination of Achievement. The Committee shall determine the extent to which a Performance Award has been earned in its sole discretion, including the extent to which Performance Goals have been attained, and the degree of achievement between minimum and maximum levels. The Committee may reduce or waive any criteria with respect to a Performance Goal, or adjust a Performance Goal (or method of calculating the attainment of a Performance Goal) to take into account unanticipated events, including changes in law and accounting or tax rules, as the Committee deems necessary or appropriate, or to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships. The Committee may also adjust or eliminate the compensation or economic benefit due upon attainment of Performance Goals in its sole discretion, subject to any limitations contained in the Award Agreement and compliance with Applicable Law.

11.          Other Stock-Based Awards and Cash Awards.

a.                   Other Stock-Based Awards. The Committee may grant, either alone or in tandem with other Awards, to any Eligible Person an Other Stock-Based Award that is payable in, valued in whole or in part by reference to, or otherwise based or related to shares of Common Stock, including, but not limited to, shares of Common Stock awarded as a bonus or other compensation which are issued without restrictions on transfer and other incidents of ownership and free from forfeiture conditions (other than those that generally apply to shares of Common Stock under the Plan). An Other Stock-Based Award shall be evidenced by an Award Agreement setting forth the number of shares of Common Stock subject to the Award, any payment required for such Award, any vesting conditions applicable to the Award and such other terms and conditions as the Committee, in its sole discretion, shall determine.

b.                  Cash Awards. The Committee may grant, to any Eligible Person, a Cash Award that is payable contingent upon the attainment during a Performance Period of certain Performance Goals and/or such other terms as the Committee may determine (“Cash Award”). A Cash Award may also require the completion of a specified period of Service. The degree to which Performance Goals applicable to a Cash Award have been attained will be conclusively determined by the Committee, in its sole discretion. The Committee may specify the form of payment of Cash Awards, which may be cash or other property, or may provide for a Participant to have the option for his or her Cash Award, or such portion thereof as the Committee may specify, to be paid in whole or in part in cash or other property.

12.          Forfeiture Events

a.                   General. The Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events. Such events may include, but need not be limited to, breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is materially detrimental to the business or reputation of the Company. Except as provided otherwise in a Participant’s Award Agreement or other individual written agreement between the Company and a Participant, if a Participant’s Service is terminated by the Company or any Affiliate for Cause, each Award, whether vested or unvested, that is held by such Participant shall terminate, cease to be exercisable/payable and be forfeited as of the date of such termination of Service. The Committee shall have the power to determine whether the Participant has been terminated for Cause and the date upon which such termination for Cause occurs. Any such determination shall be final, conclusive and binding upon the Participant. In addition, if the Company shall reasonably determine that a Participant has committed or may have committed any act which could constitute the basis for a termination of such Participant’s Service for Cause, the Committee may, subject to compliance with Applicable Law, suspend the Participant’s rights to exercise any Option or Stock Appreciation Right, receive any payment or vest in any right with respect to any Award pending a determination by the Company of whether an act has been committed which could constitute the basis for a termination for Cause.

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b.                  Right of Recapture. Unless otherwise provided in an Award Agreement, if at any time within one year after the date on which a Participant exercises an Option or Stock Appreciation Right or on which an another Award vests or becomes payable, or on which income otherwise is realized by a Participant in connection with an Award,

(i)                 a Participant’s Service is terminated for Cause, or

(ii)               the Committee determines in its sole discretion either that, (A) while in Service, the Participant had engaged in an act which would have warranted termination for Cause, or (B) after termination of Service for any reason, the Participant has engaged in conduct that violates any continuing obligation or duty of the Participant in respect of the Company, or any Affiliate, then any gain realized by the Participant from the exercise, vesting, payment or other realization of income by the Participant in connection with an Award, shall be paid by the Participant to the Company upon notice from the Committee. Such gain shall be determined as of the date on which the gain is realized by the Participant, without regard to any subsequent change in the Fair Market Value of a share of Common Stock. The Company shall have the right to offset such gain against any amounts otherwise owed to the Participant by the Company (whether as wages, vacation pay or pursuant to any benefit plan or other compensatory arrangement), subject to compliance with Section 409A of the Code and other Applicable Law. The foregoing shall apply in addition to any other relief available to the Company or any of its Affiliates at law or otherwise and without limiting the ability of the Company or any of its Affiliates to pursue the same.

c.                   Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Law. In addition, the Board may impose such or clawback, recovery or recoupment provisions in an Award Agreement or compensation clawback policy as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of an event constituting Cause. No recovery of compensation under any such clawback policy will be an event giving rise to a right to voluntarily terminate employment upon a “resignation for good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company or any Affiliate. Without limiting the generality of the foregoing, any clawback policy of the Company, whether required by applicable listing standards or law, or otherwise adopted by the Board in its discretion, may provide that if a Participant, regardless of his or her position with the Company, receives compensation pursuant to an Award under the Plan based on financial statements that are subsequently required to be restated in a way that would decrease the value of such compensation, the Participant will forfeit and repay to the Company the difference between what the Participant received and what the Participant should have received based on the accounting restatement. By accepting an Award hereunder, the Participant acknowledges and agrees that any such policy shall apply to such Award, and all compensation payable pursuant to such Award shall be subject to forfeiture and repayment pursuant to the terms of such policy. Although not required to give effect to the provisions of this Section 12(c), the Committee may, as it deems appropriate, amend the Plan to reflect the terms of any such policy.

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13.           Change in Control.

Notwithstanding any provision of the Plan to the contrary, in the event of a Change in Control, outstanding Awards under the Plan shall be subject to the agreement pursuant to which the Change in Control takes place or to such treatment as the Committee otherwise determines in its sole discretion, without the need for any Participant’s consent. Outstanding Awards and Participants need not be treated in an identical manner. Such agreement or other treatment shall include any or a combination of the following:

a.                   The continuation of any outstanding Awards by the Company (if the Company is the surviving entity);

b.                  The assumption of any outstanding Awards by the acquirer or surviving entity or its parent or subsidiary in a manner that complies with Sections 424(a) and 409A of the Code (as applicable), or the substitution by the successor or acquiring entity or its parent or subsidiary of equivalent awards with substantially the same terms for such outstanding Award in a manner that complies with Sections 424(a) and 409A of the Code (as applicable);

c.                   Full or partial acceleration of vesting and/or, if applicable, exercisability of any Awards (or no acceleration of vesting or exercisability), and, in the case of Options or Stock Appreciation Rights, followed by the cancellation of such Options or Stock Appreciation Rights, if not exercised within a time period prior to the Change in Control, as specified by the Committee. The full or partial exercisability of such Awards and full or partial vesting of any Awards may be contingent on the closing of such Change in Control. Any exercise of Options or Stock Appreciation Rights during such period may be contingent on the closing of such Change in Control;

d.                  With respect to Performance Awards, the cessation, upon the date of the Change in Control, of any incomplete Performance Periods applicable to such Awards, with the Committee determining the extent to which the Performance Goals applicable to such Awards have been attained as of the date of the Change in Control based on such audited or unaudited financial information then available as the Committee deems appropriate, and partial or full payment to the Participant in respect of such Awards based on such determination by the Committee, or, if not determinable, with the assumption that the applicable “target” level of performance has been attained, or on such other basis determined by the Committee;

e.                   The settlement of outstanding Awards (with respect to the vested portion and/or the unvested portion, as determined by the Committee) in cash, cash equivalents, or securities of the successor entity (or its parent, if any) with a Fair Market Value equal to the required amount provided in the agreement pursuant to which the Change in Control occurs, followed by the cancellation of such Awards; provided however, that such Award may be cancelled without consideration if such Award has no value, as determined by the Committee in its sole discretion. Subject to compliance with Section 409A of the Code, such payment may be made in installments and may be deferred until the date or dates the Award would have become exercisable or vested. Such payment may be subject to vesting based on the Participant’s continuous Service. For purposes of this paragraph, the Fair Market Value of any security shall be determined without regard to any vesting conditions that may apply to such security. Without limitation of the foregoing, in the case of Options and/or Stock Appreciation Rights, such settlement may, at the discretion of the Committee, be payment to Participants holding such Options or Stock Appreciation Rights (or portions thereof) equal to the excess, if any, of (i) the Fair Market Value of the shares subject to each such Option or Stock Appreciation Right (with respect to the vested and/or unvested portions) as of the closing date of such Change in Control over (ii) aggregate Exercise Price or Base Price of such Option or Stock Appreciation Right. With respect to any (or every) Option or Stock Appreciation Right that has a per share Exercise Price or Base Price that equals or exceeds the Fair Market Value per share of Common Stock as of the closing of the Change in Control, the Committee, in its discretion, may provide for the cancellation of such Option or Stock Appreciation Right without any payment of consideration to the Participant therefor; and/or

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f.                   The cancellation of unvested Awards in exchange for no consideration.

g.                  The termination of any right a Participant may have to exercise an Option prior to the vesting of such Option such that after the Change in Control the Option may only be exercised only to the extent the Option is vested;

h.                  Suspension of exercisability of Options and/or SARs for such limited period of time preceding the Change in Control as the Committee deems appropriate to facilitate the consummation of the Change in Control; and/or

i.                    Subjecting Awards or any payment in respect of Awards to any escrow, holdback, indemnification, earn-out or similar provisions to the same extent, and in the same manner, as such provisions apply to holders of Common Stock under the agreement pursuant to which the Change in Control takes place, subject to compliance with Section 409A of the Code.

For the avoidance of doubt, and notwithstanding any other provision of the Plan to the contrary, with respect to Incentive Stock Options, any such action may be taken regardless of whether the action would constitute a “disqualifying disposition” within the meaning of Section 422 of the Code (or otherwise cause the Participant to lose the potential tax benefits associated with Incentive Stock Options), and the Company shall not have any liability with respect thereto.

14.          General Provisions applicable to Awards

a.                   Additional Documentation. The Company may, at any time, require a Participant to execute any additional documents or instruments necessary or desirable, as determined by the Committee, to carry out the purposes or intent of any Award and/or to facilitate compliance with securities, tax and/or other regulatory requirements. Any such additional documents or instructions may, but need not be, appended to an Award Agreement.

b.                  Restrictions on Transfer of Awards. Except as expressly provided in the Plan or applicable Award Agreement, no Participant may sell, transfer, assign, pledge, donate or otherwise dispose of (including any transfer by operation of law or involuntary transfer) any Award or any interest therein for any reason during the Participant’s lifetime, and any attempt to do so shall be void and shall result in the relevant Award being forfeited. The Committee may grant Awards (except Incentive Stock Options) that are transferable by the Participant during his or her lifetime by gift or to family members for estate planning purposes, but such Awards shall be transferable only to the extent specifically provided in such Participant’s Award Agreement. In the event of the death of a Participant, a vested Award may be transferred by will or the laws of descent or distribution. The transferee of the Participant shall, in all cases, be subject to the provisions of the Award Agreement and the terms and conditions of this Plan and shall agree in writing to be subject to all transfer restrictions contained in the Plan or Award Agreement. An Incentive Stock Option shall not be transferable at all except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the holder of such Option only by the holder of such Option.

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c.                   Rights as a Stockholder. A Participant shall have no rights as a holder of shares of Common Stock with respect to any unissued securities covered by an Award until the date the Participant becomes the holder of record of such securities (except for any Dividend Equivalent Rights permitted by an applicable Award Agreement). Except as otherwise provided for in the Plan or an Award Agreement, after shares of Common Stock are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such shares, including the right to vote and receive dividends or other distributions.

d.                  Exchange and Buyout of Awards. Without prior stockholder approval, the Committee may conduct an Exchange Program, subject to consent of an affected Participant (unless not required in connection with a repricing pursuant to Section 6(g), or under the terms of an Award Agreement or other terms of the Plan) and compliance with Applicable Law.

e.                   Deferrals of Payment. To the extent permitted by Applicable Law, the Committee, in its sole discretion, may determine that the delivery of shares of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award shall or may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants (or deferred settlement or payment required by the Committee) will be made in accordance with Section 409A of the Code, if applicable, and any other Applicable Law.

f.                   Acceleration of Exercisability and Vesting. The Committee shall have the power and authority to accelerate the time at which an Award or any part thereof may be exercised or the time at which an Award or any part thereof will vest, notwithstanding the provisions in the Award stating the time at which an award may be exercised or the time at which it will vest. Any such acceleration shall be subject to compliance with Section 409A of the Code, to the extent applicable to the Award.

g.                  Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action approving the grant contain terms (e.g., Exercise Price, Base Price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the papering of the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.

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15.          Securities Law Compliance.

a.                   General. No shares of Common Stock shall be purchased, sold or otherwise issued pursuant to any Award unless and until (A) any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Committee and its counsel and (B) if required to do so by the Committee, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require in its sole discretion.

b.                  Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this subsection, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

16.          Miscellaneous.

a.                   Tax Withholding. All Awards (including the issuance or vesting of shares or payment of cash pursuant to an Award) shall be subject to all applicable tax withholding. Prior to the delivery of any shares of Common Stock or cash pursuant to an Award (or exercise thereof) or such earlier time as any tax withholdings are due, the Company will have the power and right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy U.S. federal, state, or local taxes, non-U.S. taxes, or other taxes (including the Participant’s FICA and/or Medicare tax obligation) required to be withheld with respect to such Award. The Committee, or its delegate(s), as permitted by Applicable Law, in its sole discretion and pursuant to such procedures as it may specify from time to time and subject to limitations of Applicable Law, may require or permit a Participant to satisfy any applicable tax withholding obligations , in whole or in part by (without limitation) (A) requiring the Participant to make a cash payment, (B) withholding from the Participant’s wages or other cash compensation paid to the Participant by the Company or any Affiliate; (C) withholding from the shares of Common Stock otherwise issuable pursuant to an Award; (D) permitting the Participant to deliver to the Company already-owned shares of Common Stock, (E) withholding from the proceeds of the sale of otherwise deliverable shares of Common Stock acquired pursuant to an Award either through a voluntary sale or through a mandatory sale arranged by the Company or (F) such other means as the Committee shall deem appropriate.

b.                  Section 409A Compliance. It is intended that this Plan and any Awards will comply with, or avoid application of, the provisions of Section 409A of the Code, and they shall be interpreted and construed on a basis consistent with that intent. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “nonqualified deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six months following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum (without interest) on the day after such six month period elapses, with the balance paid thereafter on the original schedule. Notwithstanding the foregoing, the Company and its Affiliates and their respective employees, officers and directors shall have no liability whatsoever to a Participant nor any other Person (i) if an Award that is intended to be exempt from, or compliant with, Section 409A of the Code is not so exempt or compliant, or (ii) in respect of any decision to take action to attempt to comply with Section 409A of the Code, any omission to take such action or for the failure of any action taken by the Company to so comply. Notwithstanding the foregoing, in the sole discretion of the Committee, the Company may, but is under no obligation to, agree to pay all or a portion of the individual tax liability of one or more Participants whose awards do not satisfy the conditions for exemption under Section 409A of the Code.

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c.                   No Obligation to Notify or Minimize Taxes. The Company shall have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising an Award. Furthermore, the Company shall have no duty or obligation to warn or otherwise advise any Participant of a pending termination or expiration of any Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of any Award.

d.                  Unfunded Plan. The adoption of the Plan and any reservation of shares of Common Stock or cash amounts by the Company to discharge its obligations under the Plan shall not be deemed to create a trust or other funded arrangement. Except upon the issuance of Common Stock pursuant to an Award, any rights of a Participant under the Plan shall be those of a general unsecured creditor of the Company, and neither a Participant nor the Participant’s permitted transferees or estate shall have any other interest in any assets of the Company by virtue of the Plan. The Plan is not intended to be a plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, and shall be interpreted accordingly.

e.                   Stop Transfer Orders. All certificates for shares of Common Stock delivered under the Plan pursuant to any Award shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under Applicable Law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

f.                   Other Compensation and Benefit Plans. The adoption of the Plan shall not affect any other share incentive or other compensation plans in effect for the Company or any of its Affiliates, nor shall the Plan preclude the Company from establishing any other forms of share incentive or other compensation or benefit program for employees of the Company or any of its Affiliates. The amount of any compensation deemed to be received by a Participant pursuant to an Award shall not constitute includable compensation for purposes of determining the amount of benefits to which a Participant is entitled under any other compensation or benefit plan or program of the Company or an Affiliate, including, without limitation, under any pension or severance benefits plan, except to the extent specifically provided by the terms of any such plan.

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g.                  Plan Binding on Transferees. The Plan shall be binding upon the Company, its successors, transferees and assigns, and the Participant, the Participant’s executor, administrator and permitted transferees and beneficiaries.

h.                  Severability. Whenever possible, each provision of this Plan will be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Plan is held to be invalid, illegal or unenforceable in any respect under any Applicable Law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or the enforceability of this Plan in any other jurisdiction, but this Plan will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

i.                    Foreign Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws and practices in other countries in which the Company and its Affiliates operate or have Employees or other Eligible Persons, the Committee, in its sole discretion, will have the power and authority to: (i) determine which Affiliates will be covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States or foreign nationals to comply with applicable foreign laws, policies, customs and practices; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Committee determines such actions to be necessary or advisable (and such subplans and/or modifications will be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications will increase the share limitations contained in Section 4(a); and (v) take any action, before or after an Award is made, that the Committee determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Committee may not take any actions under the Plan, and no Awards will be granted, that would violate any applicable United States securities law, the Code, or any other applicable United States governing statute or law.

j.                    Business Days. If any time period for giving notice or taking action hereunder or under an Award Agreement expires on a day which is a Saturday, Sunday or holiday in the state in which the Company’s chief executive office is located, the time period shall be automatically extended to the business day immediately following such Saturday, Sunday or holiday.

k.                  No Continued Service Rights. Neither the Plan nor any Award granted hereunder shall confer on any Participant any right to continuation of the Participant’s employment or other service relationship with the Company or its Affiliates, nor shall it interfere in any way with such Participant’s right or the right of the Company or its Affiliates to terminate such relationship, with or without Cause.

l.                    Governing Law. All issues concerning this Plan will be governed by, and construed in accordance with, the laws of the State of Nevada, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Nevada or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of Nevada.

m.                Captions. The captions in the Plan are for convenience of reference only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein.

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17.          Amendment and Termination.

a.                   Amendment. The Board at any time, and form time to time, may amend the Plan in any respect that it deems necessary or advisable, subject to the limitations of Applicable Law and this Section 17. If required by Applicable Law, the Company will seek stockholder approval of any amendment of the Plan that (i) materially increases the number of shares of Common Stock available for issuance under the Plan (except as provided in Section 4(c) relating to adjustments upon changes in Common Stock), (ii) materially expands the class of individuals eligible to receive Awards under the Plan, (iii) materially increases the benefits accruing to Participants under the Plan, (iv) materially reduces the price at which Common Stock may be issued or purchased under the Plan, (v) materially extends the term of the Plan, (vi) materially expands the types of Awards available for issuance under the Plan, or (vii) as otherwise required by Applicable Law. The Committee at any time, and from time to time, may amend the terms of any one or more Awards, subject the limitation of this Section 17.

b.                  Effective Date; Termination. The Plan shall terminate automatically on the tenth anniversary of the Effective Date (or, if earlier, the tenth anniversary of the date the Plan was approved by the Company’s stockholders). The Board at any earlier time may suspend or terminate the Plan. No Awards may be granted under the Plan after the 10th anniversary of the Effective Date. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated, but Awards previously granted may extend beyond suspension or termination of the Plan. Termination of the Plan shall not affect the Board’s or the Committee’s ability to exercise the powers granted to it under the Plan with respect to Awards granted or awarded under the Plan prior to the date of such termination.

c.                   No Impairment. No amendment, suspension or termination of the Plan or any Award pursuant to this Section 17 may materially impair a Participant’s rights under any outstanding Award, except with the written consent of the affected Participant or as may otherwise be expressly permitted in the Plan. Notwithstanding the foregoing, subject to the limitations of Applicable Law, if any, the Committee may amend the terms of any one or more Awards without the affected Participant’s consent (i) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (ii) to clarify the manner of exemption from, or to bring the Award into compliance with, Section 409A of the Code; or (iii) to facilitate compliance with other Applicable Laws.

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